OTHER GAINS AND CHARGES	12 Months Ended
Jun. 26, 2013
Disclosure Other Gains And Charges [Abstract]
OTHER GAINS AND CHARGES
OTHER GAINS AND CHARGES

	2013	2012	2011
Loss on extinguishment of debt	$15,768	$0	$0
Gain on the sale of assets, net (see Note 3)	(11,228)	(3,306)	(2,100)
Restaurant impairment charges	5,276	3,139	1,937
Restaurant closure charges	3,637	4,655	4,515
Severance and other benefits	2,235	0	5,034
Impairment of liquor licenses	170	2,641	0
Other	1,442	1,845	1,397
	$17,300	$8,974	$10,783

In June 2013, we redeemed our 5.75% notes due May 2014, resulting in a charge of $15.8 million representing the remaining interest payments and unamortized debt issuance costs and discount. See Note 8 for additional disclosures related to fiscal 2013 and 2012 activity.
In fiscal 2013, we recognized gains of $11.2 million on the sale of assets, including an $8.3 million gain on the sale of our remaining interest in Macaroni Grill and net gains of $2.9 million related to land sales.
We recorded impairment charges for the excess of the carrying amount of property and equipment over the fair value related to underperforming restaurants that are continuing to operate. Restaurant impairment charges were $5.3 million, $3.1 million and $1.9 million during fiscal 2013, 2012 and 2011, respectively. The fiscal 2013 charge of $5.3 million primarily includes the impairment of the company-owned restaurant in Brazil. Additionally, we recorded $0.2 million and $2.6 million of impairment charges in fiscal 2013 and 2012, respectively, for the excess of the carrying amount of certain transferable liquor licenses over their fair value. See Note 10 for fair value disclosures related to the fiscal 2013 and 2012 charges.
We recorded charges of $3.6 million, $4.7 million and $4.5 million during fiscal 2013, 2012, and 2011, respectively, primarily consisting of lease termination charges associated with restaurants closed in prior years. Additionally, the charge for fiscal 2012 included $0.4 million of long-lived asset impairment charges resulting from closures.
During fiscal 2013 and 2011, we made organizational changes designed to better align our staff in support of our strategic goals and evolving business model. We incurred $2.2 million and $5.0 million in severance and other benefits resulting from these actions in fiscal 2013 and 2011, respectively. The severance charges are net of income related to the forfeiture of stock-based compensation awards.